UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2023

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 356
300 Washington Street
Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 902-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2023, Acer Therapeutics Inc. (“Acer” or the “Company”) entered into an amendment (the “First Amendment”) to the Bridge Loan Agreement which amended that certain Bridge Loan Agreement dated as of August 30, 2023, (the “Bridge Loan Agreement”) by and between the Company and Zevra Therapeutics, Inc., a Delaware corporation (“Zevra”). The material terms of the Bridge Loan Agreement were previously disclosed on a Form 8-K filed by Company with the Securities and Exchange Commission (the “SEC”) on August 31, 2023. The principal purpose of the First Amendment is to amend and restate Section 1.1(d) of the Bridge Loan Agreement and increase the commitment from $16,500,000 to $18,000,000.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On October 31, 2023, the Company, received a letter (the “Delisting Notification”) from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that Nasdaq will suspend trading in the Company’s common stock, $0.0001 par value per share (“Common Stock”), effective at the opening of trading on November 9, 2023, because the Company had not regained compliance with the Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”), which requires a listed company to have at least $35 million in market value of listed securities (“MVLS”) in order to qualify for continued listing on The Nasdaq Capital Market, during the grace period previously granted to the Company.

As previously reported in the Company’s Form 8-K filed on May 4, 2023, the Staff initially notified the Company on May 3, 2023 that the Company had not been in compliance with the MVLS Rule for a period of 30 consecutive business days. The Staff granted the Company a period of 180 calendar days, or until October 30, 2023, to regain compliance with the MVLS Rule.

Pursuant to the Delisting Notification, the Company has until 4:00 p.m. Eastern Time on November 7, 2023 to submit a written request to appeal the Staff’s delisting determination by the Nasdaq Hearings Panel (the “Hearings Panel”). Unless the Company submits a timely request for the Hearings Panel’s review of the Staff’s delisting determination, a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on The Nasdaq Capital Market. The Company does not intend to file an appeal, and therefore, trading of the Company’s Common Stock will be suspended at the opening of business on November 9, 2023, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on The Nasdaq Capital Market. If the Merger (as defined below) is not approved at the Company’s special meeting of stockholders on November 8, 2023, the Company’s shares will begin trading on OTC Pink Market starting on November 9, 2023.

Item 8.01.	Other Events.

As previously announced, on August 30, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zevra and Aspen Z Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Zevra (“Merger Sub”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger as an indirect wholly-owned subsidiary of Zevra (the “Merger”).

Also as previously announced, on November 8, 2023, at 11:00 a.m. Eastern Time, the Company will hold a special meeting of its stockholders to vote upon the Merger and related proposals as set forth in the Company’s proxy statement/prospectus for the special meeting, dated October 10, 2023, a copy of which has been provided to the Company’s stockholders of record as of October 5, 2023.

On November 2, 2023, the Company issued a press release announcing that Institutional Shareholder Services Inc. (ISS) and Glass, Lewis & Co., LLC (Glass Lewis) have both recommended that the Company stockholders vote “FOR” the Merger and the related proposals in the Company’s proxy statement/prospectus referred to above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed merger, Zevra has filed a registration statement on Form S-4 with the SEC, including a proxy statement/prospectus. The registration statement was declared effective on October 10, 2023. Additionally, Acer’s proxy statement/prospectus was filed on October 10, 2023. Acer stockholders are urged to read these materials because they contain important information about Acer, Zevra and the proposed merger. The proxy statement/prospectus and other relevant materials, and any other documents filed by Zevra and Acer with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, Acer stockholders will be able to attend the Acer special meeting via the Internet at https://www.cstproxy.com/acertx/sm2023 and view the Acer 2023 Special Meeting Proxy Statement and the Zevra Therapeutics, Inc. Forms 10-K, 10-Qs and 8-Ks. Acer stockholders are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed merger.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Participants in the Solicitation

Acer, Zevra and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Acer is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 27, 2023, and its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 14, 2023. Information about the directors and executive officers of Zevra is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 7, 2023, and its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 15, 2023, the definitive proxy statement filed by Daniel J. Mangless, together with the other participants named therein, which was filed with the SEC on March 17, 2023, and Zevra’s Current Reports on Form 8-K, filed with the SEC on March 30, 2023, May 8, 2023, May 15, 2023, and August 7, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus and other relevant materials filed with the SEC and may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, related to Acer, Zevra and the proposed acquisition of Acer by Zevra. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Acer, Zevra or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could, should and would and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the proposed acquisition and the anticipated timing of closing of the acquisition, the delisting and the special meeting of Acer stockholders. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, and contingent cash consideration and related milestones as contemplated by the CVR Agreement — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary stockholder approval) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; risks related to the contingent cash consideration and related milestones as contemplated by the CVR Agreement, including that such milestone may not be achieved and thus the related cash consideration would not become payable; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against Acer, Zevra or the combined company; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of Acer and Zevra and on Acer’s and Zevra’s operating results; risks relating to the value of Zevra’s shares to be issued in the transaction; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction and Acer’s interim operations; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to Acer and Zevra can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

Neither Acer nor Zevra intends to update the forward-looking statements contained in this document as the result of new information or future events or developments, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to the Bridge Loan Agreement dated as of October 31, 2023 by and between Zevra Therapeutics, Inc. and Acer Therapeutics Inc.

99.1	Press release issued by Acer Therapeutics Inc. on November 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 2, 2023	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Financial Officer

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